The De-SPAC ETF

DSPC

The Short De-SPAC ETF

SOGU

(each a series of the Collaborative Investment Series Trust)

Supplement dated December 29, 2021 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 12, 2021.

Effective December 29, 2021, shares of each Fund are listed for trading on the Nasdaq Stock Market, LLC. All references to the NYSE Arca, Inc. in the Prospectus and SAI are replaced in their entirety with the Nasdaq Stock Market, LLC.

You should read this Supplement in conjunction with the Prospectus and SAI dated May 12, 2021 for each Fund, which provides information that you should know about each Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (866) 904-0406.